                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          Mountain Bank Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 [LETTERHEAD]


                                                                 March 10, 1998

Dear Shareholders:

       You are cordially invited to attend the annual meeting of shareholders of Mountain Bank Holding Company on Tuesday, March 24, 1998, at 7:00 p.m. at the VFW Hall, 44426 244th Avenue S.E., Enumclaw, Washington.

       At this meeting you will be asked to elect four directors for a term of three years and to ratify the appointment of accountants for the year 1998.

       A proxy is enclosed with the Notice of Meeting and Proxy Statement. Please indicate your voting instructions and sign, date, and return the proxy promptly in the postage prepaid envelope provided. Whether or not you plan to attend the annual meeting in person, it is important that you return the enclosed proxy so that your shares are voted. A proxy that is returned signed and dated but with no voting instructions will be voted in favor of the matters and, in appropriate circumstances, will enable the Company's management to adjourn the meeting to continue to solicit votes to approve these matters. The proxy may be revoked in writing by the person giving it at any time before it is exercised by notice of such revocation to the Secretary of the Company, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person.

       During the meeting, 1997 activities will be reviewed and the Company's plan for 1998 will be discussed.

                                        Sincerely,

                                        /s/

                                        Roy T. Brooks
                                        Chairman of the Board of Directors

                            MOUNTAIN BANK HOLDING COMPANY
                                 501 ROOSEVELT AVENUE
                              ENUMCLAW, WASHINGTON 98022

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD MARCH 24, 1998

To the Shareholders of Mountain Bank Holding Company:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mountain Bank Holding Company (the "Company") will be held at the VFW Hall, located at 44426 244th Avenue SE, Enumclaw, Washington, on Tuesday, March 24, 1998, at 7:00 p.m. local time for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect four (4) Directors to serve for a term of three years or until their successors have been elected and qualified.

     2. RATIFICATION OF ACCOUNTANTS. To ratify the appointment of Knight, Vale & Gregory, Inc., P.S., as the Company's independent auditors for the year ending December 31, 1998; and

     3. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on March 2, 1998, shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

March 10, 1998                BY ORDER OF THE BOARD OF DIRECTORS

                              /s/

                              Roy T. Brooks, Chairman of the Board

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                        YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. RETENTION OF THE PROXY IS NOT NECESSARY FOR ADMISSION TO THE ANNUAL MEETING.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                           MOUNTAIN BANK HOLDING COMPANY
                                501 ROOSEVELT AVENUE
                             ENUMCLAW, WASHINGTON 98022
                                   (360) 825-0100

                                  PROXY STATEMENT

     This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 10, 1998, for use in connection with the Annual Meeting of Shareholders of Mountain Bank Holding Company (the "Company") to be held on Tuesday, March 24, 1998. Only those shareholders of record at the close of business on March 2, 1998, shall be entitled to vote. The number of shares of the Company's $1.00 par value common stock (the "Common Stock"), outstanding and entitled to vote at the Annual Shareholders Meeting is 806,296.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company.
Solicitation may be made by directors and officers of the Company and its bank subsidiary, Mt. Rainier National Bank (the "Bank"). Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners.

     If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the four nominees listed in this Proxy Statement, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held. Shareholders are not entitled to cumulate their votes in the election of directors.

                              BUSINESS OF THE MEETING

     There are two matters being presented for consideration by the shareholders at the Annual Meeting.

                               ELECTION OF DIRECTORS

GENERAL

     The Company's Restated Articles of Incorporation ("Articles") and Bylaws provide that the number of directors must fall within a range of 5 and 25, the exact number to be determined by an affirmative vote of a majority of the directors or by resolution of the shareholders. The Bylaws also provide that the Board of Directors may fill vacancies created on the Board, within certain limits, provided that the number of directors shall at no time exceed 25.

     Directors are elected for a term of three years and until their successors have been elected and qualified. The Company's Articles require that the terms of the directors be staggered such that approximately one-third of the directors are elected each year.

     In accordance with the above, the Board of Directors has nominated Messrs. Kombol and Raeder and Van Beek and Zurcher for election as directors for three-year terms to expire in the year 2001. If either Messrs. Kombol or Raeder or Van Beek or Zurcher should refuse or be unable to serve, your Proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.

     Other nominations, if any, may be made only in accordance with the prior notice provisions contained in the Bylaws of the Company.

                      INFORMATION WITH RESPECT TO NOMINEES AND
                           DIRECTORS WHOSE TERMS CONTINUE

     The following tables set forth certain information with respect to the nominees for director and for directors whose terms continue. The table below includes their ages, their principal occupations during the past five years, and the year first elected or appointed a director of the Company. The table also indicates the number of shares of Common Stock beneficially owned by each individual on January 31, 1998, and the percentage of Common Stock outstanding on that date that the individual's holdings represented. However, where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table.


                                                               Shares and
                                                              Percentage of
                                                               Common Stock
                          Principal Occupation                 Beneficially
     Name, Age and         of Director During                  Owned as of
  Tenure as Director         Last Five Years                  January 31, 1998
---------------------     --------------------                ----------------
                                                                   (1)(2)

           NOMINEES FOR DIRECTOR FOR THREE YEAR TERM EXPIRING 2001
           -------------------------------------------------------
Barry C. Kombol, 47       Attorney in private practice             13,140
  Since 1993                                                        1.62%

John W. Raeder, 61        Chairman, Universal Refrigeration,       18,928
  Since 1993               Inc.                                     2.33%

Garrett S. Van Beek, 62   Owner, Van Beek & Sons Dairy             21,086(3)
  Since 1993                                                        2.60%

Hans R. Zurcher, 61       Partner, Zurcher Dairy                   22,914
  Since 1993                                                        2.82%


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED AS DIRECTORS.

(1) Shares held directly with sole voting and sole investment power, unless otherwise indicated.

(2) Share amounts include stock options which are exercisable within 60 days as follows: Mr. Brooks 4,000 shares; Ms. Bowen-Hahto 6,000 shares; Mr. Moergeli 7,000 shares; Mr. Kombol 6,000 shares; Mr. Raeder 6,000 shares; Mr. Van Beek 6,000 shares; Mr. Zurcher 6,000 shares; Mr. Gallagher 6,000 shares; Mr. Garrison 6,000 shares; and Mr. Jones 6,000 shares.

(3) Includes 2,743 shares held by Mr. Van Beek's spouse and 4,343 held jointly with his spouse.


                      DIRECTORS WITH TERM EXPIRING IN 1999
                      ------------------------------------

Brian W. Gallagher, 48       President and Principal Owner,       22,763(4)
  Since 1993                 Northern Transport, Inc.              2.80%

Terry L. Garrison, 53        President and Owner, Garrison &      13,345(5)
  Since 1993                 Associates                            1.64%

Michael K. Jones, Sr., 55    Certified Public Accountant,         26,070(6)
  Since 1993                 Principal Owner, Jones &              3.21%
                             Associates, Inc., P.S.

                      DIRECTORS WITH TERM EXPIRING IN 2000
                      ------------------------------------

Roy T. Brooks, 57            Chairman and President of the        27,892(7)
  Since 1993                 Company; Chairman of                  3.44%
                             the Bank; CEO, Chairman and part
                             owner of Westmark Electronics

Susan K. Bowen-Hahto, 49     President and Owner of Travel        15,000(8)
  Since 1993                 Line                                  1.85%

Steve W. Moergeli, 44        President and CEO of the Bank;       11,782
  Since 1997                 Vice-President and Credit             1.45%
                             Administrator of the Bank


(4) Includes 3,035 held jointly with Mr. Gallagher's spouse; 3,430 shares held in trust for the benefit of Mr. Gallagher's children; 1,000 held by Mr. Gallagher's spouse; and 2,568 held by Mr. Gallagher's children.

(5) Includes 345 shares held in a trust for the benefit of Mr. Garrison's children.

(6) Includes 4,400 shares held by Mr. Jones' spouse; 2,260 shares held in trusts for the benefit of Mr. Jones' children, and 210 held by Mr. Jones' children.

(7)  Includes 3,300 shares held jointly with spouse.

(8) Includes 1,000 shares held jointly with spouse and 1,200 shares held in trusts for the benefit of Ms. Bowen-Hahto's children.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The following sets forth information concerning the Board of Directors and Committees of the Company during the fiscal year ended 1997.

BOARD OF DIRECTORS

     The Company held ten (10) Board meetings in 1997. Each director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees on which he or she served.

CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company have established an Executive and an Audit Committee. When the need arose the full Board served as the Nominating Committee and the Compensation Committee.

     AUDIT COMMITTEE. The main function of the Audit Committee includes reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board of Directors. The Audit Committee also reviews procedures with respect to the Company's records and its business practices, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. The Committee held seven (7) meetings during the year. For fiscal 1997, members of the Audit Committee consisted of Messrs. Kombol (Chairperson), Brooks, and Raeder.

     EXECUTIVE COMMITTEE. The main function of the Executive Committee is to establish the agenda for the Company's Board of Directors meeting, to receive reports from the Executive Officers regarding their activities and the implementation of the Company's business plan, and to ensure the Company's strategic planning process is being followed. The Committee held one (1) meeting during the year. For the fiscal year 1997, members of the Executive Committee consisted of Messrs. Brooks (Chairman), Gallagher, Garrison, Kombol, Moergeli, and Van Beek.

COMPENSATION OF DIRECTORS

     The Company and the Bank have established a program by which non-employee directors receive compensation as follows:

     COMPANY. The Directors receive no retainers, nor fees for meetings attended.

     BANK. The Chairman of the Board receives no separate compensation for serving as Chairman; each non-employee Director (other than the Chairman) receives an annual retainer of $6,000; and each committee member receives a fee of $50.00 for each meeting attended.


1990 DIRECTOR STOCK OPTION PLAN

     At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Director Stock Option Plan (the "Director Plan"). The Director Plan has been assumed and adopted by the Company. Under the terms of the Director Plan, an outside director is granted an option to purchase 6,000 shares of Common Stock upon his or her initial election to the Board of Directors at an exercise price equal to the fair market value of such shares on the date of grant. The options are exercisable on a cumulative basis in annual installments of one third each on the third, fourth and fifth anniversary of the date of grant. The service as a director must be continuous for such vesting to occur.

     A total of 60,000 shares of the Company's Common Stock may be issued under the Director Plan. Options to purchase 54,000 at $5.00 per share were issued on June 13, 1990, and expire on June 13, 2005. All options are presently exercised or exercisable. No option can be exercised after the expiration of 15 years from the date of grant.

                               EXECUTIVE COMPENSATION

     The following table sets forth a summary of certain information concerning compensation awarded to or paid by the Company for services rendered in all capacities, during the last three fiscal years to the Chief Executive Officer and the most highly compensated executive officers of the Company, whose total compensation during the last fiscal year exceeded $100,000.



-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Name and        Year                                Long Term         All Other
  Principal                 Annual Compensation       Compensation      Compen-
  Position               --------------------------------------------    sation
                                            Other   Awards   Payouts
                                            Annual
                         Salary    Bonus   Compen-
                                    (1)     sation
                                              (2)   -----------------
                                                    Options    LTIP
                                                             Payouts
-----------------------------------------------------------------------------------

Roy T. Brooks     1997  $46,700     $  0    $  0   5,000        0          $ 0
Chairman, CEO             (3)                       (4)
& President
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

(1) Includes bonuses paid or to be paid during the subsequent year but attributable to the year indicated.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 1997, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Mr. Brooks received annual compensation of $46,700 for his duties as a consultant to the Company and the Bank.

(4) Mr. Brooks was granted options for 5,000 shares in recognition of his role as President of Mt. Rainier National Bank from the time of the former President's resignation in December 1996 until the Bank's new President was appointed in March 1997.

STOCK OPTIONS

     OPTION GRANTS. The following table sets forth certain information concerning grants of stock options pursuant to stock option plans by the named executive officers during the year ended December 31, 1997.


                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  Number of    % of Total
                 Securities      Options        Exercise or Base       Expiration
                 Underlying    Granted to        Price ($/Share)          Date
                  Options      Employees
Name              Granted    in Fiscal Year
-----------------------------------------------------------------------------------
Roy T. Brooks    5,000(1)        24.4%                $12.50            08/01/2007
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

(1) 1,666 shares will become fully vested and exercisable on 08/01/2000; 1,667 shares will become fully vested and exercisable on 08/01/2001; and 1,667 shares will become fully vested and exercisable on 08/01/2002.

     OPTION EXERCISES. The following table sets forth certain information concerning exercises of stock options pursuant to stock option plans by the named executive officers during the year ended December 31, 1997, and stock options held at year end.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND YEAR END OPTION VALUES

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                           Number of               Value of
                                          Unexercised       Unexercised Options at
                 Shares                Options at Year End        Year End (1)
                Acquired     Value
   Name            on       Realized
                Exercise               --------------------------------------------

                                         Exer-     Unexer-       Exer-      Unexer-
                                        cisable    cisable      cisable     cisable
-----------------------------------------------------------------------------------
Roy T. Brooks    --          --         4,000       5,000       $30,000     -0-(2)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

(1) On December 31, 1997, the closing price of Common Stock was $12.50. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

(2)  The unexercisable options were granted at market price.

1990 EMPLOYEE STOCK OPTION PLAN

     At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Employee Stock Option Plan (the "Employee Plan"). The Employee Plan has been assumed and adopted by the Company. Under the terms of the Employee Plan, both incentive and non-qualified options may be granted to key employees of the Bank. The exercise price of the options may not be less than 100% of the fair market value of the shares of the Company on the date in which the option is granted. In general, an incentive stock option may be exercised during a period of not more than 10 years from the date of grant, although a shorter period may be specified, and in such amounts as the Board may determine. A non-qualified stock option may be exercised during the period specified by the Board. The Board has the authority to thereafter accelerate the period within which any option may be exercised.

     A total of 60,000 shares may be issued under the Employee Plan. At December 31, 1997, there were outstanding options to purchase 52,500 shares of the Company's Common Stock and 7,500 shares remain available under the Employee Plan for future grant.


DEFERRED COMPENSATION PLANS

     In 1993, the Bank established a deferred compensation agreement with a Director under which the Director will defer his Director's fees. The Bank has also purchased a whole-life insurance policy which may be used to fund benefits under the deferred compensation agreement.

401(k) PLAN

     The Company's 401(k) Plan allows for pre-tax employee contributions up to IRS maximum limits with a Company match of 50% of the first 6% of employee contribution. Employee elective contributions are 100% vested at all times. Matching contributions have a two year vesting schedule, and beginning the third year, are 100% vested.

     As a result of the tax qualification of the 401(k) Plan, employees are not subject to federal or state income taxation on the employee elective contributions, employer contributions or earnings thereon until those amounts are distributed from the 401(k) Plan, although the Company continues to receive a compensation expense deduction for compensation paid.

EMPLOYEE STOCK PURCHASE PLAN

     In order to incent and facilitate the purchase of Company Common Stock by employees, the Board adopted and shareholders approved at the 1996 Annual Meeting, the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan makes available 20,000 shares of Company Common Stock for purchase by eligible employees through a payroll deduction method. The purchase price is the lower of the market price of the Company's Common Stock at the beginning or end of the plan year.

                           SECURITY OWNERSHIP OF CERTAIN
                          BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides certain information with respect to executive officers and directors as a group. The Company is not aware of any person who at December 31, 1997, beneficially owned more than five percent of its outstanding Common Stock.


OWNERSHIP OF MANAGEMENT


                                       Shares and Percentage of
Name                                Common Stock Beneficially Owned
----                                -------------------------------
Executive officers and                      201,408 (23.09%)(1)
directors as a group
(12 individuals)



(1) Includes 66,000 shares subject to options that could be exercised within 60 days.


EXECUTIVE OFFICERS

     The following table sets forth information with respect to executive officers who are not directors or nominees for director of the Company, and are not otherwise named in the compensation table.



                                             Relationship with the Company and
Name and Age                           business experience during the last five years
------------                           ----------------------------------------------

Sheila M. Brumley, 43                  Chief Financial Officer; Senior Vice President
                                       and Cashier of the Bank

Sterlin E. Franks, 51                  Vice President and Credit Administrator of the
                                       Bank; Bank branch management and bank
                                       administration


                            TRANSACTIONS WITH MANAGEMENT

     Various of the directors and officers of the Company, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Bank during 1997 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not, in the opinion of management, involve more than the normal risk of collectibility nor present other unfavorable features.

     Mr. Brooks, Chairman of the Board and Chief Executive Officer and President of the Company, serves as a consultant to the Company and the Bank, for which he receives $4,000 a month in compensation.

                 COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities. The Company has adopted procedures to assist its directors and executive officers in complying with the
Section 16(a) filings.

     Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1997, or written representations from certain reporting persons, the Company believes that all reporting persons made all filings required by Section 16(a) in a timely manner, except that the following individuals inadvertently failed to file the following forms: (1) the Form 3 for VP/Credit Administrator Sterlin Franks, who was appointed as an executive officer of the Bank in October 1997; (2) Forms 4 for Executive Officer Franks and Directors Brooks, Gallagher, Garrison, Jones, Kombol, Moergeli, Raeder and Van Beek to report shares purchased during the Company's stock offering that closed in December 1997, but for which shares were not issued until January 1998; and (3) Form 4 for Director Gallagher to report shares purchased in a private sale in June 1997. All ownership changes described above have been reported on Forms 5 filed with the SEC on February 13, 1998.

                RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     At the Annual Meeting, stockholders of the Company will be asked to ratify the appointment of Knight, Vale & Gregory, Inc., P.S., as the Company's independent auditors for the year ending December 31, 1998. This appointment was recommended by the Audit Committee of the Bank and approved by the Board of Directors of the Company and the Bank. If the stockholders of the Company do not ratify the appointment of Knight, Vale & Gregory, Inc., P.S., the appointment will be reconsidered by the Board of Directors of the Company.

     Knight, Vale & Gregory, Inc., P.S. has audited the Company since its formation and the Bank for many years. Audit services performed by Knight, Vale & Gregory, Inc., P.S. include examinations of the financial statements of the Company, limited reviews of interim financial information, services related to filings with regulatory authorities and consultations on matters related to accounting and financial reporting.

     A representative of Knight, Vale & Gregory, Inc., P.S. will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF KNIGHT, VALE & GREGORY, INC., P.S. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THIS PROPOSAL.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

     At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

                    INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 1999 Annual Shareholders' Meeting must be received by the Secretary of the Company prior to December 1, 1998, for inclusion in the 1999 Proxy Statement and form of proxy.

                           ANNUAL REPORT TO SHAREHOLDERS

     ANY SHAREHOLDER MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS. Written requests for the Form 10-KSB should be addressed to Sheila Brumley, CFO, Mountain Bank Holding Company, 501 Roosevelt Avenue, Enumclaw, Washington 98022.


March 10, 1998                     BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/

                                   Roy T. Brooks, Chairman of the Board

                       MOUNTAIN BANK HOLDING COMPANY

                                  PROXY

                    PLEASE SIGN AND RETURN IMMEDIATELY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Susan K. Bowen-Hahto and Garrett S. Van Beek and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Mountain Bank Holding Company held of record by the undersigned on March 2, 1998, at the annual meeting of shareholders to be held on March 24, 1998, or any adjournment of such Meeting.

1.   ELECTION OF DIRECTORS

     A. I vote FOR all nominees listed below (except as marked to the contrary below) / /

     B. I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below / /

     Barry C. Kombol   DIAMOND   John W. Raeder   DIAMOND   Garrett S. Van Beek
     DIAMOND   Hans R. Zurcher

2. RATIFICATION OF INDEPENDENT AUDITORS. Ratification of the appointment of Knight, Vale & Gregory, Inc., P.S., as the Company's independent auditors for the year ending December 31, 1998.

          FOR  / /              AGAINST  / /              ABSTAIN  / /

3. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSITIONS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

     Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

                              _______________________________, 1998

                              _____________________________________

                              _____________________________________
                              WHEN SIGNING AS ATTORNEY, EXECUTOR,
                              ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                              PLEASE GIVE FULL TITLE.  IF MORE
                              THAN ONE TRUSTEE, ALL SHOULD SIGN.
                              ALL JOINT OWNERS MUST SIGN.